UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

LEGG MASON BW

DIVERSIFIED

LARGE CAP

VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Diversified Large Cap Value Fund for the twelve-month reporting period ended September 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective December 29, 2017, the Fund will be renamed BrandywineGLOBAL — Diversified US Large Cap Value Fund. The change to the Fund’s name is being effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global Investment Management, LLC (“Brandywine Global”). Legg Mason Partners Fund Advisor, LLC continues to serve as the investment manager to the Fund, and Brandywine Global continues to serve as subadviser.

Additionally, effective December 29, 2017, the Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. The Fund’s 80% investment policies may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Neither the name change nor the adoption of the new investment policy is anticipated to materially change the manner in which the Fund is currently managed. For more information, please see the prospectus supplement dated November 2, 2017

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you

II	Legg Mason BW Diversified Large Cap Value Fund

can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 2, 2017

Legg Mason BW Diversified Large Cap Value Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed ticked up over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	Legg Mason BW Diversified Large Cap Value Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

Legg Mason BW Diversified Large Cap Value Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies. The Fund invests primarily in equity securities that, in our opinion, are undervalued or out of favor. We invest in securities that meet our value criteria, primarily, price-to-earnings, price-to-book, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 150-250 stocks under normal market conditions. The Fund may invest in foreign equity securities, either directly or through depositary receipts.

We believe that combining the discipline and consistency of our quantitative process with the insights derived from our fundamental stock research offers the greatest potential to outperform the large-cap value benchmark. Our core value philosophy has remained unchanged since the inception of the Diversified Large Cap Value Equity strategy in 1999.

Our Diversified Large Cap Value Equity philosophy is based in part on our fundamental academic research. Our research studies confirm our experience-derived belief that concentrating on U.S. large-capitalization stocks with low valuation ratios produces good investment result potential. Our investment philosophy is based on our belief that stocks with the lowest prices relative to current earnings or book value will provide strong returns over longer periods of time. Avoiding stocks with poor recent relative performance helps prevent investing too early in any particular value stock. In our opinion, focusing on companies that relatively have been able to reduce their equity shares helps identify the stocks with the financial strength to generate strong returns. We employ quantitative techniques to identify each of these attractive characteristics.

Regarding our fundamental research, we have determined that our exclusionary process, which seeks to eliminate poor performers, is an effective means to capitalize on the value-based opportunities. In this process, we use our fundamental research to exclude from our quantitatively select investment universe those stocks that we feel have the least ability to outperform. We periodically update our research to confirm and enhance our process and approach.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The broad U.S. stock market posted solid gains as the S&P 500 Indexi returned 18.61%, for the twelve-month reporting period ended September 30, 2017, closing at an all-time high. Equity markets have been in a steady uptrend since the surprising U.S. presidential election results of last year. In addition to the prospect for pro-growth policies such as tax reform, deregulation, and infrastructure spending, strong corporate earnings and improved economic momentum supported this strong rally. Although expected to dip during the hurricane impacted third quarter 2017, second quarter 2017 U.S. gross domestic product (“GDP”)ii growth accelerated to 3.1% after readings below 2% in the fourth quarter of 2016 and the first quarter of 2017. The labor market tightened significantly over the reporting period. During the reporting period ended September 30, 2017, the employment report

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	1

Fund overview (cont’d)

showed a decline in the unemployment rate to a sixteen-year low of 4.2%, as reported by the U.S. Department of Labor, compared to 4.9% in September 2016. Wage growth had been relatively benign until the recent jobs report accelerated to 2.9% in the past year. Housing has not been a recent driver of growth, especially compared to the last market cycle, and has been impacted by a lack of affordable inventory and high prices. Pending home sales have declined in six of eight months so far, this calendar year through August 2017.

During the reporting period, the Federal Reserve Board (the “Fed”)iii remained on a gradual path of normalizing monetary policy, raising interest rates 0.25% during the December 2016, March 2017 and June 2017 Federal Open Market Committee (“FOMC”)iv meetings. Additionally, the Fed has signaled a likely tapering of the balance sheet in October 2017 and expectations have been rising for another rate hike in December 2017 despite relatively low levels of inflation. During this period, the yield on the ten-year Treasury rose substantially from 1.63% to 2.33%. Oil prices were range bound — hovering around $50 per barrel. Although volatility spiked at times, markets generally shrugged off geopolitical tensions during the period particularly with North Korea and the Middle East.

Q. How did we respond to these changing market conditions?

A. Our investment strategy is based on the consistent application of our investment philosophy which relies on long-term equity factors and market relationships, while avoiding emotional reactions to near term events. We respond to volatile environments by the consistent, disciplined execution of our investment strategy. This process has been tested over more than fifteen years of varied conditions and while we recognize it will not excel in every situation, we do believe it will avoid large losses relative to the Russell 1000 Value Indexv in the short run and do well over longer periods. We are aware of the macro implications of events for specific securities, but do not alter our primary focus on value, quality, and favorable sentiment, nor do we rely on top-down adjustments in our investment process.

Performance review

For the twelve months ended September 30, 2017, Class A shares of Legg Mason BW Diversified Large Cap Value Fund, excluding sales charges, returned 20.54%. The Fund’s unmanaged benchmark, the Russell 1000 Value Index, returned 15.12% for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 17.16% over the same time frame.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 457 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Performance Snapshot as of September 30, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Diversified Large Cap Value Fund:
Class A	7.01%	20.54%
Class A2	6.86%	20.38%
Class C	6.62%	19.70%
Class R	6.81%	20.18%
Class I	7.11%	20.83%
Class IS	7.16%	20.97%
Russell 1000 Value Index	4.50%	15.12%
Lipper Large-Cap Value Funds Category Average[1]	5.79%	17.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain perfor-mance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 479 funds for the six-month period and among the 457 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 1.16%, 1.33%, 1.95%, 1.52%, 0.89% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.35% for Class A2 shares, 1.90% for Class C shares, 1.40% for Class R shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses, exceed the expense cap for Class C, R, I and IS as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	3

Fund overview (cont’d)

acquired fund fees and expenses, so that the ratio of expenses, to average net assets will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares and 1.35% for Class R shares. These expense limitation arrangements are expected to continue until December 31, 2018 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. During these past twelve months much has been written about high valuations, and “value” investing not working. Growth oriented investing has generally performed much better. However, within our strategy, the largest impact from a factor perspective has been adhering with our lower valuation approach. We invest in companies with low price-to-earningsvi and price-to-bookvii ratios, while selling and avoiding the most expensive companies from a valuation perspective. Utilities and Real Estate were higher valuation sectors that lagged. The Fund remained underweight in both sectors throughout the reporting period, which helped with both absolute and relative returns. Negative earning companies, such as many biotechnology companies and some energy stocks, performed even worse than the higher valuation companies. Real Estate and Energy were the only sectors with negative returns over the reporting period. The poor performance in the Energy sector during the reporting period was driven from a steep drop in the price of oil between February and July 2017. We sold out of many of our Energy sector holdings due to low price momentum. We maintained a large steady underweight in the sector as earnings turned negative for many companies as well as from issuing excessive amounts of shares. The only industry within the Energy sector that performed well was oil refining and marketing, which were slightly overweight. This sector was the second largest contributor to the excess returns in the Fund. The Industrial sector had the largest contribution to excess returns driven from steady strength among the aerospace and defense companies. Many of our holdings became higher valuation sales after the companies experienced strong earnings growth over the past year. The Fund also benefited from avoiding higher valuation industrial conglomerates, such as Honeywell International Inc. and General Electric. From a factor perspective, share issuance kept us out of many Utility companies, Real Estate and some Health Care companies. The Fund additionally benefited from a large overweight in the Information Technology sector, particularly from strong performance from Apple Inc.

Q. What were the leading detractors from performance?

A. During such a strong year of market appreciation and growth, the traditionally defensive Consumer Staples sector lagged, being weighed down by household products as well as food and beverage companies.

4	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Our overall underweight in the sector helped on a relative basis, but from an absolute perspective, these industries detracted from overall performance for the reporting period. Additionally, chemical companies and metals & mining companies (other than gold) were very strong performers during this period. The Fund was slightly underweight in this sector, which detracted on a relative basis.

Q. Were there any significant changes to the Fund during the reporting period?

A. We made no significant changes to the Fund’s investment process over the past year, and we remained focused on maintaining a portfolio of quality large-cap value stocks with favorable price momentum and quality characteristics. As always, changes in the Fund’s positions and sector weights are the result of our bottom up stock selection process, rather than any macro themes. The largest sector change was a nearly 4% reduction in the Fund’s Energy sector weighting as a result of low price momentum. The drop-in earnings turned many companies in the sector into very high valuation or negative earning companies. Our average weight in the Telecommunication Services sector over the past year was also reduced from poor price momentum whereas the 1.6% reduction in the Industrials sector was primarily the result of strong performance within the aerospace & defense industry holdings. Strong earnings translated into price appreciation and ultimately valuations that were too expensive to qualify to be held within our process. The largest increase in the Fund was centered in the Financials sector with many new positions in banking and insurance companies.

Thank you for your investment in Legg Mason BW Diversified Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment Management, LLC

Joseph J. Kirby

Portfolio Manager

Brandywine Global Investment Management, LLC

October 20, 2017

RISKS: Equity securities are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as such as the value of funds that invest in companies with smaller market capitalization. In addition, the value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	5

Fund overview (cont’d)

while the market concentrates on growth stocks. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2017 were: Apple Inc. (5.3%), Johnson & Johnson (4.0%), JPMorgan Chase & Co. (3.9%), Wells Fargo & Co. (3.2%), Wal-Mart Stores Inc. (2.7%), Chevron Corp. (2.6%), Citigroup Inc. (2.3%), Oracle Corp. (2.3%), Pfizer Inc. (2.3%) and Intel Corp. (2.1%). Please refer to pages 13 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2017 were: Financials (29.7%), Information Technology (16.3%), Health Care (15.9%), Consumer Discretionary (10.0%) and Industrials (9.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

vii	The price-to-book (“P/B”) ratio is a stock’s price divided by the stock’s per share book value.

6	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and September 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.01%	$1,000.00	$1,070.10	1.07%	$5.55	Class A	5.00%	$1,000.00	$1,019.70	1.07%	$5.42
Class A2	6.86	1,000.00	1,068.60	1.22	6.33	Class A2	5.00	1,000.00	1,018.95	1.22	6.17
Class C	6.62	1,000.00	1,066.20	1.81	9.38	Class C	5.00	1,000.00	1,015.99	1.81	9.15
Class R	6.81	1,000.00	1,068.10	1.35	7.00	Class R	5.00	1,000.00	1,018.30	1.35	6.83
Class I	7.11	1,000.00	1,071.10	0.79	4.10	Class I	5.00	1,000.00	1,021.11	0.79	4.00
Class IS	7.16	1,000.00	1,071.60	0.70	3.64	Class IS	5.00	1,000.00	1,021.56	0.70	3.55

8	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

[1]	For the six months ended September 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/17	20.54%	20.38%	19.70%	20.18%	20.83%	20.97%
Five Years Ended 9/30/17	12.58	N/A	11.73	N/A	12.87	12.94
Inception* through 9/30/17	13.76	12.86	12.90	10.13	14.08	14.16

With sales charges[2]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/17	13.59%	13.45%	18.70%	20.18%	20.83%	20.97%
Five Years Ended 9/30/17	11.26	N/A	11.73	N/A	12.87	12.94
Inception* through 9/30/17	12.81	11.52	12.90	10.13	14.08	14.16

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/7/10 through 9/30/17)	148.60%
Class A2 (Inception date of 10/31/12 through 9/30/17)	81.32
Class C (Inception date of 9/7/10 through 9/30/17)	135.71
Class R (Inception date of 1/31/14 through 9/30/17)	42.43
Class I (Inception date of 9/7/10 through 9/30/17)	153.61
Class IS (Inception date of 9/7/10 through 9/30/17)	154.87

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, R, I and IS shares are September 7, 2010, October 31, 2012, September 7, 2010, January 31, 2014, September 7, 2010 and September 7, 2010, respectively.

10	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2017

Value of $1,000,000 invested in

Class I and IS Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2017

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I and IS shares of Legg Mason BW Diversified Large Cap Value Fund on September 7, 2010 (inception date), assuming the deduction of the maximum sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C, I and IS shares’ performance indicated on these charts, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Schedule of investments

September 30, 2017

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Common Stocks — 99.1%
Consumer Discretionary — 10.0%
Auto Components — 0.7%
BorgWarner Inc.	20,600	$1,055,338
Delphi Automotive PLC	26,100	2,568,240
Gentex Corp.	27,800	550,440
Goodyear Tire & Rubber Co.	24,404	811,433
Lear Corp.	7,028	1,216,406
Total Auto Components		6,201,857
Automobiles — 1.1%
Ford Motor Co.	253,000	3,028,410
General Motors Co.	145,905	5,891,644
Thor Industries Inc.	5,200	654,732
Total Automobiles		9,574,786
Diversified Consumer Services — 0.1%
H&R Block Inc.	20,000	529,600
Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	51,865	3,348,923
Hyatt Hotels Corp., Class A Shares	3,689	227,944	*
Norwegian Cruise Line Holdings Ltd.	22,000	1,189,100	*
Royal Caribbean Cruises Ltd.	20,700	2,453,778
Wyndham Worldwide Corp.	9,993	1,053,362
Total Hotels, Restaurants & Leisure		8,273,107
Household Durables — 0.8%
Garmin Ltd.	18,500	998,445
Leggett & Platt Inc.	11,700	558,441
Mohawk Industries Inc.	7,300	1,806,823	*
NVR Inc.	360	1,027,800	*
PulteGroup Inc.	30,575	835,615
Toll Brothers Inc.	15,700	651,079
Whirlpool Corp.	6,727	1,240,728
Total Household Durables		7,118,931
Leisure Products — 0.1%
Brunswick Corp.	8,700	486,939
Media — 4.7%
CBS Corp., Class B Shares, Non Voting Shares	36,325	2,106,850
Comcast Corp., Class A Shares	107,280	4,128,134
Madison Square Garden Co., Class A Shares	1,900	406,790	*
News Corp., Class A Shares	36,910	489,427

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	13

Schedule of investments (cont’d)

September 30, 2017

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Media — continued
Omnicom Group Inc.	22,485	$1,665,464
Scripps Networks Interactive Inc., Class A Shares	7,700	661,353
Time Warner Inc.	121,490	12,446,650
Twenty-First Century Fox Inc., Class A Shares	101,900	2,688,122
Walt Disney Co.	151,300	14,913,641
Total Media		39,506,431
Multiline Retail — 0.2%
Dollar General Corp.	17,800	1,442,690
Specialty Retail — 1.0%
AutoNation Inc.	6,500	308,490	*
Best Buy Co. Inc.	28,200	1,606,272
CarMax Inc.	18,100	1,372,161	*
Lowe’s Cos. Inc.	53,900	4,308,766
Williams-Sonoma Inc.	8,500	423,810
Total Specialty Retail		8,019,499
Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands Inc.	23,500	579,040
Michael Kors Holdings Ltd.	9,800	468,930	*
PVH Corp.	7,600	958,056
Ralph Lauren Corp.	3,500	309,015
V.F. Corp.	6,100	387,777
Total Textiles, Apparel & Luxury Goods		2,702,818
Total Consumer Discretionary		83,856,658
Consumer Staples — 5.5%
Beverages — 0.1%
Dr. Pepper Snapple Group Inc.	11,700	1,035,099
Food & Staples Retailing — 4.4%
CVS Health Corp.	65,700	5,342,724
Wal-Mart Stores Inc.	293,300	22,918,462
Walgreens Boots Alliance Inc.	104,600	8,077,212
Total Food & Staples Retailing		36,338,398
Food Products — 0.6%
Archer-Daniels-Midland Co.	56,526	2,402,920
Bunge Ltd.	12,900	896,034
Ingredion Inc.	4,600	554,944
Pilgrim’s Pride Corp.	24,000	681,840	*
Tyson Foods Inc., Class A Shares	9,100	641,095
Total Food Products		5,176,833

See Notes to Financial Statements.

14	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Household Products — 0.3%
Kimberly-Clark Corp.	22,800	$2,683,104
Personal Products — 0.1%
Herbalife Ltd.	8,900	603,687	*
Total Consumer Staples		45,837,121
Energy — 4.6%
Oil, Gas & Consumable Fuels — 4.6%
Chevron Corp.	183,300	21,537,750
ConocoPhillips	119,700	5,990,985
HollyFrontier Corp.	16,800	604,296
Marathon Petroleum Corp.	51,000	2,860,080
Phillips 66	51,208	4,691,165
Valero Energy Corp.	43,400	3,338,762
Total Energy		39,023,038
Exchange-Traded Funds — 1.5%
iShares Trust — iShares Russell 1000 Value Index Fund	105,900	12,550,209
Financials — 29.7%
Banks — 14.2%
Bank of America Corp.	212,320	5,380,189
BB&T Corp.	52,200	2,450,268
BOK Financial Corp.	6,421	571,983
CIT Group Inc.	8,800	431,640
Citigroup Inc.	266,357	19,374,808
Citizens Financial Group Inc.	49,000	1,855,630
Comerica Inc.	15,235	1,161,821
Commerce Bancshares Inc.	8,974	518,428
East-West Bancorp Inc.	13,528	808,704
Fifth Third Bancorp	72,725	2,034,846
Investors Bancorp Inc.	28,500	388,740
JPMorgan Chase & Co.	344,898	32,941,208
M&T Bank Corp.	14,800	2,383,392
PacWest Bancorp	11,500	580,865
PNC Financial Services Group Inc.	46,881	6,318,152
Prosperity Bancshares Inc.	6,800	446,964
Regions Financial Corp.	116,751	1,778,118
SunTrust Banks Inc.	46,869	2,801,360
Synovus Financial Corp.	11,800	543,508
U.S. Bancorp	163,819	8,779,060
Wells Fargo & Co.	483,300	26,653,995

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	15

Schedule of investments (cont’d)

September 30, 2017

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Banks — continued
Western Alliance Bancorp	6,900	$366,252	*
Zions Bancorp	19,600	924,728
Total Banks		119,494,659
Capital Markets — 5.7%
Ameriprise Financial Inc.	16,465	2,445,217
Bank of New York Mellon Corp.	100,632	5,335,508
BlackRock Inc.	15,678	7,009,477
E*TRADE Financial Corp.	26,665	1,162,861	*
Franklin Resources Inc.	54,700	2,434,697
Goldman Sachs Group Inc.	38,530	9,138,931
Invesco Ltd.	39,450	1,382,328
Lazard Ltd., Class A Shares	8,400	379,848
Morgan Stanley	179,100	8,627,247
Nasdaq Inc.	13,763	1,067,596
Northern Trust Corp.	19,945	1,833,544
Raymond James Financial Inc.	12,500	1,054,125
State Street Corp.	36,436	3,481,095
T. Rowe Price Group Inc.	23,300	2,112,145
Total Capital Markets		47,464,619
Consumer Finance — 2.3%
Ally Financial Inc.	44,900	1,089,274
American Express Co.	90,190	8,158,587
Capital One Financial Corp.	46,668	3,950,913
Credit Acceptance Corp.	1,300	364,221	*
Discover Financial Services	40,728	2,626,141
Santander Consumer USA Holdings Inc.	33,700	517,969	*
Synchrony Financial	78,434	2,435,376
Total Consumer Finance		19,142,481
Diversified Financial Services — 0.2%
Leucadia National Corp.	34,700	876,175
Voya Financial Inc.	18,100	722,009
Total Diversified Financial Services		1,598,184
Insurance — 7.3%
AFLAC Inc.	38,788	3,156,955
Alleghany Corp.	1,744	966,193	*
Allstate Corp.	39,085	3,592,302
American Financial Group Inc.	17,230	1,782,444
American International Group Inc.	123,491	7,581,112

See Notes to Financial Statements.

16	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Insurance — continued
Assurant Inc.	6,456	$616,677
Assured Guaranty Ltd.	12,000	453,000
Axis Capital Holdings Ltd.	8,438	483,582
Chubb Ltd.	30,100	4,290,755
Cincinnati Financial Corp.	13,977	1,070,219
Everest Re Group Ltd.	4,638	1,059,273
FNF Group	24,200	1,148,532
Hartford Financial Services Group Inc.	35,827	1,985,891
Lincoln National Corp.	20,700	1,521,036
Loews Corp.	32,658	1,563,012
Markel Corp.	1,466	1,565,659	*
MetLife Inc.	105,114	5,460,672
Old Republic International Corp.	25,600	504,064
Principal Financial Group Inc.	27,841	1,791,290
Prudential Financial Inc.	41,685	4,431,949
Reinsurance Group of America Inc.	7,028	980,617
RenaissanceRe Holdings Ltd.	3,900	527,046
Torchmark Corp.	29,445	2,358,250
Travelers Cos. Inc.	64,786	7,937,581
Unum Group	22,055	1,127,672
W.R. Berkley Corp.	11,682	779,657
Willis Towers Watson PLC	8,700	1,341,801
XL Group Ltd.	25,700	1,013,865
Total Insurance		61,091,106
Total Financials		248,791,049
Health Care — 15.9%
Biotechnology — 4.5%
AbbVie Inc.	154,100	13,693,326
Amgen Inc.	69,343	12,929,003
Biogen Inc.	20,600	6,450,272	*
Gilead Sciences Inc.	52,460	4,250,309
Total Biotechnology		37,322,910
Health Care Providers & Services — 2.8%
Aetna Inc.	32,155	5,112,967
Anthem Inc.	25,127	4,771,115
Cardinal Health Inc.	4,800	321,216
CIGNA Corp.	24,800	4,636,112
DaVita Inc.	19,000	1,128,410	*

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	17

Schedule of investments (cont’d)

September 30, 2017

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Health Care Providers & Services — continued
HCA Healthcare Inc.	35,950	$2,861,260	*
Laboratory Corporation of America Holdings	9,900	1,494,603	*
McKesson Corp.	13,600	2,089,096
Quest Diagnostics Inc.	12,828	1,201,214
Total Health Care Providers & Services		23,615,993
Pharmaceuticals — 8.6%
Bristol-Myers Squibb Co.	24,900	1,587,126
Johnson & Johnson	260,732	33,897,767
Merck & Co. Inc.	265,148	16,977,427
Perrigo Co. PLC	9,200	778,780
Pfizer Inc.	536,382	19,148,837
Total Pharmaceuticals		72,389,937
Total Health Care		133,328,840
Industrials — 9.4%
Aerospace & Defense — 2.5%
General Dynamics Corp.	31,945	6,567,253
Hexcel Corp.	4,731	271,654
Huntington Ingalls Industries Inc.	4,500	1,018,980
L3 Technologies Inc.	7,704	1,451,665
Spirit AeroSystems Holdings Inc., Class A Shares	11,700	909,324
Textron Inc.	25,985	1,400,072
United Technologies Corp.	77,699	9,019,300
Total Aerospace & Defense		20,638,248
Air Freight & Logistics — 0.7%
FedEx Corp.	4,100	924,878
United Parcel Service Inc., Class B Shares	44,500	5,344,005
Total Air Freight & Logistics		6,268,883
Airlines — 1.1%
Alaska Air Group Inc.	2,720	207,454
American Airlines Group Inc.	47,600	2,260,524
Delta Air Lines Inc.	71,200	3,433,264
Southwest Airlines Co.	58,572	3,278,861
Total Airlines		9,180,103
Building Products — 0.2%
Owens Corning	10,802	835,535
USG Corp.	13,700	447,305	*
Total Building Products		1,282,840

See Notes to Financial Statements.

18	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Construction & Engineering — 0.1%
Jacobs Engineering Group Inc.	11,676	$680,360
Quanta Services Inc.	15,000	560,550	*
Total Construction & Engineering		1,240,910
Electrical Equipment — 0.7%
Eaton Corp. PLC	43,392	3,332,072
Emerson Electric Co.	34,355	2,158,868
Hubbell Inc.	4,700	545,294
Total Electrical Equipment		6,036,234
Industrial Conglomerates — 1.3%
Carlisle Cos. Inc.	5,800	581,682
Honeywell International Inc.	73,779	10,457,435
Total Industrial Conglomerates		11,039,117
Machinery — 1.4%
AGCO Corp.	7,773	573,414
Cummins Inc.	16,300	2,738,889
Ingersoll-Rand PLC	22,813	2,034,235
PACCAR Inc.	33,883	2,451,096
Pentair PLC	14,844	1,008,799
Snap-on Inc.	5,700	849,357
Stanley Black & Decker Inc.	13,603	2,053,645
Total Machinery		11,709,435
Professional Services — 0.2%
Manpowergroup Inc.	6,700	789,394
Robert Half International Inc.	12,300	619,182
Total Professional Services		1,408,576
Road & Rail — 1.1%
AMERCO	1,955	732,929
Norfolk Southern Corp.	18,300	2,419,992
Union Pacific Corp.	50,200	5,821,694
Total Road & Rail		8,974,615
Trading Companies & Distributors — 0.1%
United Rentals Inc.	8,300	1,151,542	*
Total Industrials		78,930,503
Information Technology — 16.3%
Communications Equipment — 2.2%
ARRIS International PLC	2,800	79,772	*
Cisco Systems Inc.	484,253	16,285,428
Juniper Networks Inc.	36,900	1,026,927

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	19

Schedule of investments (cont’d)

September 30, 2017

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Communications Equipment — continued
Motorola Solutions Inc.	15,800	$1,340,946
Total Communications Equipment		18,733,073
Electronic Equipment, Instruments & Components — 0.7%
Arrow Electronics Inc.	8,665	696,753	*
CDW Corp.	15,500	1,023,000
Corning Inc.	122,144	3,654,548
Jabill Inc.	16,509	471,332
SYNNEX Corp.	2,600	328,926
Total Electronic Equipment, Instruments & Components		6,174,559
IT Services — 1.7%
CSRA Inc.	10,600	342,062
International Business Machines Corp.	88,769	12,878,607
Western Union Co.	45,366	871,027
Total IT Services		14,091,696
Semiconductors & Semiconductor Equipment — 3.3%
Applied Materials Inc.	96,500	5,026,685
Intel Corp.	456,256	17,374,228
KLA-Tencor Corp.	13,900	1,473,400
Marvell Technology Group Ltd.	48,600	869,940
Qorvo Inc.	12,300	869,364	*
Skyworks Solutions Inc.	17,500	1,783,250
Total Semiconductors & Semiconductor Equipment		27,396,867
Software — 2.5%
CA Inc.	37,059	1,237,030
Oracle Corp.	398,092	19,247,748
Total Software		20,484,778
Technology Hardware, Storage & Peripherals — 5.9%
Apple Inc.	288,894	44,524,343
HP Inc.	163,800	3,269,448
NCR Corp.	11,700	438,984	*
NetApp Inc.	17,500	765,800
Xerox Corp.	24,575	818,102
Total Technology Hardware, Storage & Peripherals		49,816,677
Total Information Technology		136,697,650
Materials — 2.5%
Chemicals — 1.5%
Ashland Global Holdings Inc.	5,500	359,645
Celanese Corp., Series A Shares	13,500	1,407,645

See Notes to Financial Statements.

20	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Chemicals — continued
CF Industries Holdings Inc.	22,500	$791,100
Eastman Chemical Co.	14,114	1,277,176
Huntsman Corp.	22,400	614,208
LyondellBasell Industries NV, Class A Shares	47,078	4,663,076
PPG Industries Inc.	16,600	1,803,756
RPM International Inc.	11,700	600,678
Westlake Chemical Corp.	12,500	1,038,625
Total Chemicals		12,555,909
Containers & Packaging — 0.5%
Crown Holdings Inc.	13,246	791,051	*
Graphic Packaging Holding Co.	27,400	382,230
International Paper Co.	39,907	2,267,516
Sonoco Products Co.	9,565	482,554
Total Containers & Packaging		3,923,351
Metals & Mining — 0.5%
Newmont Mining Corp.	34,400	1,290,344
Nucor Corp.	30,942	1,733,990
Reliance Steel & Aluminum Co.	6,107	465,170
Steel Dynamics Inc.	23,400	806,598
Total Metals & Mining		4,296,102
Total Materials		20,775,362
Real Estate — 0.1%
Real Estate Management & Development — 0.1%
Jones Lang LaSalle Inc.	4,400	543,400
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
Verizon Communications Inc.	130,100	6,438,649
Utilities — 2.8%
Electric Utilities — 2.1%
American Electric Power Co. Inc.	47,531	3,338,577
Duke Energy Corp.	57,749	4,846,296
Edison International	31,558	2,435,331
Entergy Corp.	17,400	1,328,664
Eversource Energy	30,714	1,856,354
OGE Energy Corp.	19,390	698,622
Pinnacle West Capital Corp.	10,813	914,347
Xcel Energy Inc.	45,389	2,147,808
Total Electric Utilities		17,565,999

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	21

Schedule of investments (cont’d)

September 30, 2017

Legg Mason BW Diversified Large Cap Value Fund

Security		Shares	Value
Gas Utilities — 0.1%
National Fuel Gas Co.		8,300	$469,863
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.		21,100	232,522
Multi-Utilities — 0.6%
Ameren Corp.		23,342	1,350,101
DTE Energy Co.		17,425	1,870,748
Public Service Enterprise Group Inc.		48,892	2,261,255
Total Multi-Utilities			5,482,104
Total Utilities			23,750,488
Total Investments before Short-Term Investments (Cost — $598,962,387)			830,522,967

	Rate
Short-Term Investments — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $5,040,689)	0.907%	5,040,689	5,040,689
Total Investments — 99.7% (Cost — $604,003,076)			835,563,656
Other Assets in Excess of Liabilities — 0.3%			2,784,225
Total Net Assets — 100.0%			$838,347,881

*	Non-income producing security.

See Notes to Financial Statements.

22	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $604,003,076)	$835,563,656
Receivable for securities sold	33,966,335
Dividends and interest receivable	491,987
Receivable for Fund shares sold	230,451
Prepaid expenses	67,685
Total Assets	870,320,114

Liabilities:
Payable for securities purchased	31,154,896
Investment management fee payable	428,698
Payable for Fund shares repurchased	269,527
Trustees’ fees payable	20,158
Service and/or distribution fees payable	4,985
Accrued expenses	93,969
Total Liabilities	31,972,233
Total Net Assets	$838,347,881

Net Assets:
Par value (Note 7)	$397
Paid-in capital in excess of par value	548,923,609
Undistributed net investment income	11,903,230
Accumulated net realized gain on investments	45,960,065
Net unrealized appreciation on investments	231,560,580
Total Net Assets	$838,347,881

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	23

Statement of assets and liabilities (cont’d)

September 30, 2017

Net Assets:
Class A	$1,095,897
Class A2	$21,506,289
Class C	$586,264
Class R	$14,246
Class I	$13,028,096
Class IS	$802,117,089

Shares Outstanding:
Class A	52,017
Class A2	1,030,288
Class C	28,199
Class R	678
Class I	617,523
Class IS	37,988,672

Net Asset Value:
Class A (and redemption price)	$21.07
Class A2 (and redemption price)	$20.87
Class C*	$20.79
Class R (and redemption price)	$21.01
Class I (and redemption price)	$21.10
Class IS (and redemption price)	$21.11
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$22.36
Class A2 (based on maximum initial sales charge of 5.75%)	$22.14

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Statement of operations

For the Year Ended September 30, 2017

Investment Income:
Dividends	$21,411,251
Interest	24,550
Total Investment Income	21,435,801

Expenses:
Investment management fee (Note 2)	6,537,012
Trustees’ fees	117,880
Legal fees	83,642
Fund accounting fees	81,483
Registration fees	81,438
Service and/or distribution fees (Notes 2 and 5)	53,282
Transfer agent fees (Note 5)	52,841
Shareholder reports	40,153
Audit and tax fees	34,194
Insurance	12,406
Fees recaptured by investment manager (Note 2)	9,062
Custody fees	7,920
Interest expense	2,239
Miscellaneous expenses	12,818
Total Expenses	7,126,370
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(909,433)
Net Expenses	6,216,937
Net Investment Income	15,218,864

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	51,209,072
Change in Net Unrealized Appreciation (Depreciation) From Investments	100,306,439
Net Gain on Investments	151,515,511
Increase in Net Assets From Operations	$166,734,375

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	25

Statements of changes in net assets

For the Years Ended September 30,	2017	2016

Operations:
Net investment income	$15,218,864	$16,439,591
Net realized gain	51,209,072	59,092,746
Change in net unrealized appreciation (depreciation)	100,306,439	13,188,898
Increase in Net Assets From Operations	166,734,375	88,721,235

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(15,000,010)	(15,000,017)
Net realized gains	(43,780,225)	(41,556,313)
Decrease in Net Assets From Distributions to Shareholders	(58,780,235)	(56,556,330)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	81,091,072	179,603,616
Reinvestment of distributions	58,571,206	56,364,028
Cost of shares repurchased	(263,952,603)	(165,949,831)
Increase (Decrease) in Net Assets From Fund Share Transactions	(124,290,325)	70,017,813
Increase (Decrease) in Net Assets	(16,336,185)	102,182,718

Net Assets:
Beginning of year	854,684,066	752,501,348
End of year*	$838,347,881	$854,684,066
*Includes undistributed net investment income of:	$11,903,230	$11,685,839

See Notes to Financial Statements.

26	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$18.64	$17.88	$20.30	$18.11	$16.13

Income (loss) from operations:
Net investment income	0.27	0.27	0.24	0.21	0.22
Net realized and unrealized gain (loss)	3.40	1.62	(0.92)	3.05	2.62
Total income (loss) from operations	3.67	1.89	(0.68)	3.26	2.84

Less distributions from:
Net investment income	(0.26)	(0.23)	(0.21)	(0.20)	(0.30)
Net realized gains	(0.98)	(0.90)	(1.53)	(0.87)	(0.56)
Total distributions	(1.24)	(1.13)	(1.74)	(1.07)	(0.86)

Net asset value, end of year	$21.07	$18.64	$17.88	$20.30	$18.11
Total return[2]	20.54%	10.85%	(3.89)%	18.70%	18.62%

Net assets, end of year (000s)	$1,096	$1,194	$1,290	$2,709	$3,093

Ratios to average net assets:
Gross expenses	1.18%[3]	1.19%[3]	1.22%[3]	1.36%	1.45%
Net expenses[4,5,6]	1.08 [3]	1.09 [3]	1.10 [3]	1.10	1.10
Net investment income	1.39	1.51	1.21	1.11	1.30

Portfolio turnover rate	38%	58%	67%[7]	47%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.30%.

[6]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement is expected to continue until December 31, 2018, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$18.49	$17.79	$20.23	$18.07	$15.96

Income (loss) from operations:
Net investment income	0.24	0.25	0.21	0.19	0.17
Net realized and unrealized gain (loss)	3.38	1.60	(0.93)	3.03	2.82
Total income (loss) from operations	3.62	1.85	(0.72)	3.22	2.99

Less distributions from:
Net investment income	(0.26)	(0.25)	(0.19)	(0.19)	(0.32)
Net realized gains	(0.98)	(0.90)	(1.53)	(0.87)	(0.56)
Total distributions	(1.24)	(1.15)	(1.72)	(1.06)	(0.88)

Net asset value, end of year	$20.87	$18.49	$17.79	$20.23	$18.07
Total return[3]	20.38%	10.67%	(4.09)%	18.48%	19.77%

Net assets, end of year (000s)	$21,506	$14,852	$9,726	$4,616	$1,276

Ratios to average net assets:
Gross expenses	1.32%[4]	1.33%[4]	1.32%[4]	1.59%	1.26%[5]
Net expenses[6,7,8]	1.21 [4]	1.22 [4]	1.30 [4]	1.30	1.26 [5]
Net investment income	1.24	1.39	1.09	0.95	1.08 [5]

Portfolio turnover rate	38%	58%	67%[9]	47%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to September 30, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.50%.

[8]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement is expected to continue until December 31, 2018, but may be terminated at any time by the manager.

[9]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$18.36	$17.75	$20.23	$17.99	$16.00

Income (loss) from operations:
Net investment income	0.13	0.14	0.09	0.08	0.10
Net realized and unrealized gain (loss)	3.36	1.59	(0.92)	3.03	2.61
Total income (loss) from operations	3.49	1.73	(0.83)	3.11	2.71

Less distributions from:
Net investment income	(0.08)	(0.22)	(0.12)	—	(0.16)
Net realized gains	(0.98)	(0.90)	(1.53)	(0.87)	(0.56)
Total distributions	(1.06)	(1.12)	(1.65)	(0.87)	(0.72)

Net asset value, end of year	$20.79	$18.36	$17.75	$20.23	$17.99
Total return[2]	19.70%	10.04%	(4.72)%	17.82%	17.77%

Net assets, end of year (000s)	$586	$347	$179	$653	$204

Ratios to average net assets:
Gross expenses	1.98%[3]	1.94%[3]	1.99%[3]	2.13%	2.17%
Net expenses[4,5,6]	1.81 [3]	1.84 [3]	1.85 [3]	1.85	1.85
Net investment income	0.64	0.81	0.47	0.41	0.61

Portfolio turnover rate	38%	58%	67%[7]	47%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 2.05%.

[6]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement is expected to continue until December 31, 2018, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2017	2016	2015	2014[2]

Net asset value, beginning of year	$18.60	$17.86	$20.27	$18.13

Income (loss) from operations:
Net investment income	0.22	0.22	0.20	0.13
Net realized and unrealized gain (loss)	3.39	1.63	(0.93)	2.01
Total income (loss) from operations	3.61	1.85	(0.73)	2.14

Less distributions from:
Net investment income	(0.22)	(0.21)	(0.15)	—
Net realized gains	(0.98)	(0.90)	(1.53)	—
Total distributions	(1.20)	(1.11)	(1.68)	—

Net asset value, end of year	$21.01	$18.60	$17.86	$20.27
Total return[3]	20.18%	10.61%	(4.16)%	11.80%

Net assets, end of year (000s)	$14	$12	$11	$11

Ratios to average net assets:
Gross expenses	1.45%	1.51%	1.45%[4]	1.50%[5]
Net expenses[6,7,8]	1.35	1.34	1.35 [4]	1.35 [5]
Net investment income	1.10	1.25	1.01	1.02 [5]

Portfolio turnover rate	38%	58%	67%[9]	47%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.55%.

[8]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement is expected to continue until December 31, 2018, but may be terminated at any time by the manager.

[9]	Excludes securities delivered as a result of a redemption in-kind.

[10]	For the year ended September 30, 2014.

See Notes to Financial Statements.

30	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$18.67	$17.92	$20.34	$18.13	$16.13

Income (loss) from operations:
Net investment income	0.33	0.33	0.29	0.26	0.27
Net realized and unrealized gain (loss)	3.40	1.63	(0.93)	3.06	2.61
Total income (loss) from operations	3.73	1.96	(0.64)	3.32	2.88

Less distributions from:
Net investment income	(0.32)	(0.31)	(0.25)	(0.24)	(0.32)
Net realized gains	(0.98)	(0.90)	(1.53)	(0.87)	(0.56)
Total distributions	(1.30)	(1.21)	(1.78)	(1.11)	(0.88)

Net asset value, end of year	$21.10	$18.67	$17.92	$20.34	$18.13
Total return[2]	20.83%	11.24%	(3.70)%	18.95%	18.99%

Net assets, end of year (000s)	$13,028	$9,625	$10,914	$13,845	$3,978

Ratios to average net assets:
Gross expenses	0.90%	0.88%[3]	0.89%[3]	0.99%	1.08%[3]
Net expenses[4,5]	0.79	0.78 [3]	0.84 [3,6]	0.85 [6]	0.85 [3,6]
Net investment income	1.67	1.82	1.49	1.36	1.60

Portfolio turnover rate	38%	58%	67%[7]	47%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.95%.

[6]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012 through August 2, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$18.68	$17.94	$20.34	$18.14	$16.13

Income (loss) from operations:
Net investment income	0.35	0.34	0.31	0.27	0.27
Net realized and unrealized gain (loss)	3.40	1.62	(0.93)	3.04	2.62
Total income (loss) from operations	3.75	1.96	(0.62)	3.31	2.89

Less distributions from:
Net investment income	(0.34)	(0.32)	(0.25)	(0.24)	(0.32)
Net realized gains	(0.98)	(0.90)	(1.53)	(0.87)	(0.56)
Total distributions	(1.32)	(1.22)	(1.78)	(1.11)	(0.88)

Net asset value, end of year	$21.11	$18.68	$17.94	$20.34	$18.14
Total return[2]	20.97%	11.28%	(3.58)%	18.99%	18.98%

Net assets, end of year (000s)	$802,117	$828,654	$730,381	$796,294	$661,174

Ratios to average net assets:
Gross expenses	0.80%	0.80%	0.80%	0.81%[3]	0.84%[3]
Net expenses[4]	0.70 [5]	0.70 [5]	0.78 [5]	0.81 [3]	0.84 [3]
Net investment income	1.76	1.90	1.57	1.40	1.61

Portfolio turnover rate	38%	58%	67%[6]	47%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

34	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$830,522,967	—	—	$830,522,967
Short-term investments†	5,040,689	—	—	5,040,689
Total investments	$835,563,656	—	—	$835,563,656

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

36	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(1,463)	$1,463

(a)	Reclassifications are due to book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. LMPFA pays Brandywine Global monthly 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class R, Class I and Class IS shares did not exceed 1.15%, 1.35%, 1.90%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

As a result of voluntary expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C and Class R shares did not exceed 1.10%, 1.30%, 1.85% and 1.35%, respectively. These arrangements are expected to continue until December 31, 2018, but may be terminated at any time by LMPFA.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	37

Notes to financial statements (cont’d)

During the year ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $909,433.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R	Class I	Class IS
Expires September 30, 2018	$2,966	—	$481	$12	$7,329	$151,995
Expires September 30, 2019	1,335	$10,622	384	19	10,956	868,971
Expires September 30, 2020	1,048	19,487	666	13	11,527	876,512
Total fee waivers/expense reimbursements subject to recapture	$5,349	$30,109	$1,531	$44	$29,812	$1,897,478

For the year ended September 30, 2017, LMPFA recaptured $4, $8,704, and $354 for Class A, Class A2 and Class C shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2017, LMIS and its affiliates retained sales charges of $379 and $34,371 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended September 30, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	—	$438	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in

38	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2017, Legg Mason and its affiliates owned 40% of the Fund.

3. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$330,585,846
Sales	502,089,376

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$606,605,913	$235,039,189	$(6,081,446)	$228,957,743

4. Derivative instruments and hedging activities

During the year ended September 30, 2017, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$2,645		$1,365
Class A2	45,618		39,282
Class C	4,953	[1]	517
Class R	66		22
Class I	—		10,019
Class IS	—		1,636
Total	$53,282		$52,841

[1]	Amount shown is exclusive of expense reimbursements. For the year ended September 30, 2017, the service and/or distribution fees reimbursed amounted to $180 for Class C shares.

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	39

Notes to financial statements (cont’d)

For the year ended September 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,048
Class A2	19,487
Class C	846
Class R	13
Class I	11,527
Class IS	876,512
Total	$909,433

6. Distributions to shareholders by class

	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Investment Income:
Class A	$15,619	$17,325
Class A2	211,296	147,720
Class C	1,373	5,065
Class R	138	125
Class I	165,821	184,558
Class IS	14,605,763	14,645,224
Total	$15,000,010	$15,000,017

Net Realized Gains:
Class A	$58,297	$67,432
Class A2	812,102	532,451
Class C	16,654	20,755
Class R	628	537
Class I	503,685	537,678
Class IS	42,388,859	40,397,460
Total	$43,780,225	$41,556,313

7. Shares of beneficial interest

At September 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

40	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Transactions in shares of each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	24,799	$491,799	22,472	$404,969
Shares issued on reinvestment	3,929	73,916	4,770	84,757
Shares repurchased	(40,804)	(796,486)	(35,317)	(642,533)
Net decrease	(12,076)	$(230,771)	(8,075)	$(152,807)

Class A2
Shares sold	325,878	$6,334,621	333,889	$5,930,183
Shares issued on reinvestment	54,874	1,023,398	38,536	680,171
Shares repurchased	(153,658)	(2,988,694)	(116,071)	(2,073,544)
Net increase	227,094	$4,369,325	256,354	$4,536,810

Class C
Shares sold	14,221	$268,472	15,789	$297,372
Shares issued on reinvestment	966	18,027	1,467	25,820
Shares repurchased	(5,881)	(113,424)	(8,477)	(147,592)
Net increase	9,306	$173,075	8,779	$175,600

Class R
Shares issued on reinvestment	41	$766	37	$662
Net increase	41	$766	37	$662

Class I
Shares sold	243,792	$4,791,688	121,632	$2,193,078
Shares issued on reinvestment	24,507	460,477	29,855	529,934
Shares repurchased	(166,444)	(3,267,218)	(244,708)	(4,397,878)
Net increase (decrease)	101,855	$1,984,947	(93,221)	$(1,674,866)

Class IS
Shares sold	3,530,778	$69,204,492	9,202,185	$170,778,014
Shares issued on reinvestment	3,033,242	56,994,622	3,100,996	55,042,684
Shares repurchased	(12,941,651)	(256,786,781)	(8,653,903)	(158,688,284)
Net increase (decrease)	(6,377,631)	$(130,587,667)	3,649,278	$67,132,414

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$15,000,010	$15,000,017
Net long-term capital gains	43,780,225	41,556,313
Total distributions paid	$58,780,235	$56,556,330

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	41

Notes to financial statements (cont’d)

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$13,901,886
Undistributed long-term capital gains — net	46,608,294
Total undistributed earnings	$60,510,180
Other book/tax temporary differences(a)	(44,048)
Unrealized appreciation (depreciation)(b)	228,957,743
Total accumulated earnings (losses) — net	$289,423,875

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax basis differences on partnership investments.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

10. Subsequent event

On November 2, 2017, the Fund announced that effective December 29, 2017, the Fund will be renamed BrandywineGLOBAL — Diversified US Large Cap Value Fund. The change to the Fund’s name is being effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global. LMPFA continues to serve as the investment manager to the Fund, and Brandywine Global continues to serve as subadviser. Additionally, effective December 29, 2017, the Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. The Fund’s 80% investment policies may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders. Neither the name change nor the adoption of the new investment policy is anticipated to materially change the manner in which the Fund is currently managed.

42	Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the Legg Mason BW Diversified Large Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Diversified Large Cap Value Fund (the “Fund”), a series of Legg Mason Global Asset Management Trust, as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 21, 2017

Legg Mason BW Diversified Large Cap Value Fund 2017 Annual Report	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

44	Legg Mason BW Diversified Large Cap Value Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

Legg Mason BW Diversified Large Cap Value Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

46	Legg Mason BW Diversified Large Cap Value Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason BW Diversified Large Cap Value Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

48	Legg Mason BW Diversified Large Cap Value Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason BW Diversified Large Cap Value Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2017:

Record date:	12/6/2016
Payable date:	12/7/2016
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%
Long-term capital gain dividend	$0.98474

Please retain this information for your records.

50	Legg Mason BW Diversified Large Cap Value Fund

Legg Mason BW

Diversified Large Cap Value Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Diversified Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Diversified Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012987 11/17 SR17-3197

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 89,074 in September 30, 2016 and $214,935 in September 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,250 in September 30, 2016 and $0 in September 30, 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,737 in September 30, 2016 and $27,852 in September 30, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,599 in September 30, 2016 and $0 in September 30, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2016 and September 30, 2017; Tax Fees were 100% and 100% for September 30, 2016 and September 30, 2017; and Other Fees were 100% and 100% for September 30, 2016 and September 30, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $197,515 in September 30, 2016 and $271,895 in September 30, 2017.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 30, 2017